UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017 (April 4, 2017)

Panera Bread Company

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO	63127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-984-1000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 EXPLANATORY NOTE

Panera Bread Company, a Delaware corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 5, 2017 (the “Original Form 8-K”), solely to refile the Third Amended and Restated Bylaws of the Company, as amended, filed as Exhibit 3.1 to correct an error in Exhibit 3.1 to the Original Form 8-K. The Third Amended and Restated Bylaws of the Company, as amended, filed with the Original Form 8-K did not include certain updates to the by-laws of the Company originally filed with the Securities and Exchange Commission on November 10, 2015.

The corrected Third Amended and Restated Bylaws of the Company, as amended, is filed as Exhibit 3.1 hereto and supersedes and replaces in its entirety the Third Amended and Restated Bylaws of the Company, as amended, filed as Exhibit 3.1 to the Original Form 8-K.

This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Form 8-K and does not otherwise reflect events after the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

3.1	Third Amended and Restated By-laws of Panera Bread Company, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date: April 11, 2017	By:	/s/ Louis DiPietro
	Name:	Louis DiPietro
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Third Amended and Restated By-laws of Panera Bread Company, as amended